UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 21, 2013

Gray Television, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia	001-13796	58-0285030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4370 Peachtree Road, Atlanta, GA 30319

(Address, Including Zip Code, of Principal Executive Offices)

(404) 504-9828

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 21, 2013, Gray Television, Inc. (the “Company”) announced that Robert S. Prather, Jr. has resigned from his positions as President and Chief Operating Officer, and from the Board of Directors, of the Company, effective June 21, 2013.

The Company also announced that the Board of Directors has appointed Hilton H. Howell, Jr., who has served as Chief Executive Officer of the Company since August 2008, to also serve as President. Mr. Howell has served as a director of the Company since 1993, and as Vice Chairman since 2002.

A copy of the press release issued by the Company is included as Exhibit 99.1 to this Form 8-K.

Item 9.01 — Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

99.1	Press release of Gray Television, Inc. dated June 21, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC.

By:	/s/ James C. Ryan
Name:	James C. Ryan
Title:	Senior Vice President and Chief Financial Officer

Date: June 21, 2013

Exhibit Index

Number	Exhibit

99.1	Press release of Gray Television, Inc. dated June 21, 2013